Exhibit 10.27


                        AMENDMENT TO MASTER LEASE

     THIS AMENDMENT TO MASTER LEASE (this "Amendment") is made and entered into as of November 30, 2001 (the "Effective Date"), by and between SHONEY'S PROPERTIES GROUP 3, LLC, a Delaware limited liability company ("Lessor"), whose address is 1727 Elm Hill Pike, Nashville, Tennessee 37210, and SHONEY'S, INC., a Tennessee corporation ("Lessee"), whose address is 1727 Elm Hill Pike, Nashville, Tennessee 37210.

                               WITNESSETH:

     WHEREAS, Lessor is the owner of that certain real estate legally described in Exhibit A attached hereto, together with all rights, privileges and appurtenances associated therewith, and all buildings, fixtures and other improvements now located thereon (the "Released Premises");

     WHEREAS, Lessor, as lessor, and Lessee, as lessee, entered into that certain Master Lease dated as of September 6, 2000, with respect to the Released Premises and other properties (as amended from time to time, the "Master Lease");

     WHEREAS, on the Effective Date and concurrently with the execution of this Amendment, Lessor is acquiring fee simple title to that certain real estate legally described in Exhibit B attached hereto, together with all rights, privileges and appurtenances associated therewith, and all buildings, fixtures and other improvements now located thereon (the "Substitute Premises");

     WHEREAS, Lessor and Lessee, among others, have entered into that certain Substitution Agreement of even date herewith (the "Substitution Agreement"), providing for, among other things, the removal of the Released Premises (but not any other properties) from, and the addition of the Substitute Premises to, the scope and effect of the Master Lease, effective as of the Effective Date;

     WHEREAS, GE Capital Franchise Finance Corporation, a Delaware corporation, successor by merger to FFCA Acquisition Corporation ("FFC"), has provided loans to Lessor which are secured, in part, by an assignment of the lessor's interest in the Master Lease, and FFC has sold, conveyed, transferred and assigned its right, title and interest in and to the loans and the security therefor to LaSalle Bank National Association, as Indenture Trustee, pursuant to that certain Indenture dated as of November 1, 2000 ("Lender");

     WHEREAS, the parties intend that all of the properties subject to the Master Lease other than the Released Premises (the "Remaining Premises") will remain, and the Substitute Premises will become, subject to the terms and provisions of the Master Lease (as the same may be modified as a result of this Amendment); and

     WHEREAS, Lessor and Lessee desire to partially terminate the Master Lease solely as to the Released Premises and all of their rights and obligations as to the Released Premises, except as otherwise set forth in this Amendment.


                                     1

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Master Lease.

     2. In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, the Substitute Premises. From and after the execution and delivery of this Amendment by the parties, the Substitute Premises shall be subject to all of the terms and conditions of the Master Lease as if originally included therein. Without limiting the generality of the foregoing, from and after the execution and delivery of this Amendment by the parties: (a) the Substitute Premises shall be included within the meaning of the terms "Property" and Properties" for all purposes of the Master Lease as if originally included therein; (b) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing of even date herewith encumbering the Substitute Premises made by Lessor in favor of Lender, shall be included within the meaning of the term "Mortgages" for all purposes of the Master Lease, and the Master Lease shall automatically be subordinate thereto; (c) that certain Memorandum of Master Lease of even date herewith made by Lessor and Lessee for recordation in the applicable real property records for the Substitute Premises shall be included within the meaning of the term "Memorandum" for all purposes of the Master Lease; (d) all machinery, appliances, furniture, equipment, trade fixtures and other personal property now or hereafter located on the Substitute Premises (but not the HVAC, walk-in coolers, walk-in freezers, supply fans, exhaust fans, air ducts, hoods, vents, built-in sinks, built-in countertops, plumbing and electrical fixtures, sign poles and lighting poles, all of which are intended to be fixtures as such term is used within the definition of "Properties" in the Master Lease) shall be included within the meaning of the term "Personalty" for all purposes of the Master Lease; (e) the term "Questionnaires" as used in the Master Lease shall include any environmental questionnaires delivered by Lessor, Lessee or any of the Related Lessors to Lender or Environmental Insurer pursuant to the Substitution Agreement; (f) the addition of the Substitute Premises to the Properties shall not cause an adjustment in the amount of the Base Annual Rental and Additional Rental from the amounts payable in accordance with the terms of the Master Lease; (g) the Master Lease and all obligations thereunder shall continue in full force and effect and shall survive the modification of the Master Lease pursuant hereto, except as otherwise expressly provided herein with respect to the Released Premises.

     3. The Master Lease is hereby terminated as to the Released Premises only, as of the Effective Date; provided, however, such partial termination shall not be construed or interpreted as: (a) terminating, limiting or affecting in any manner the obligations and liabilities of Lessee pursuant to the Master Lease as to the Remaining Premises and the Substitute Premises, and such obligations under the Master Lease as to the Remaining Premises and the Substitute Premises shall survive any amendments, partial cancellation or partial termination of the Master Lease and the Master Lease shall remain in full force and effect as to such Remaining Premises and Substitute Premises and shall survive the execution and delivery of the Substitution Agreement and all instruments contemplated thereby; or, (b) modifying, amending, terminating, limiting or



                                     2

affecting in any manner the obligations and liabilities of Lessee pursuant to the Master Lease as set forth in the following Section 4.

     4. As to the Released Premises only, Lessee hereby surrenders, relinquishes and releases unto Lessor all of its right, title and interest in and to the Master Lease and the Released Premises, and in consideration of the release of the remainder of the term of the Master Lease as it pertains to the Released Premises and other good and valuable consideration, Lessor hereby agrees that Lessee shall be discharged, relieved and released from any liability for rents or other charges and all other Master Lease obligations arising and accruing with respect to the Master Lease as to the Released Premises only from and after the Effective Date; provided, however, such partial surrender, relinquishment, discharge and release shall not be interpreted or construed as modifying, amending, terminating, limiting or affecting in any manner (the "Continuing Obligations"):

          (i) Lessee's obligations and liabilities arising under the Master Lease which have accrued as to the Released Premises prior to the Effective Date;

          (ii) Lessee's indemnification and hold harmless obligations to Lessor set forth in Section 19 of the Master Lease as to the Released Premises; and

          (iii) any obligations and liabilities of Lessee to Lessor which have accrued prior to the Effective Date that are contained in any estoppel certificate relating to the Released Premises delivered by Lessee to Lessor under the Master Lease.

As to the Released Premises, Lessee shall be obligated to pay and perform all of the Continuing Obligations in accordance with the corresponding terms and provisions of the Master Lease.

     5. Lessee agrees to and does hereby release and discharge Lessor, its employees, officers, directors, shareholders, agents, representatives, affiliates, successors and assigns, as applicable (collectively, the "Released Parties"), from all claims, and demands of any nature (known or unknown, matured or unmatured) whatsoever which Lessee may now have or hereafter have or claim to have against any of the Released Parties with respect to the Master Lease and/or the Released Premises, whether arising on, prior to or after the Effective Date, except as expressly set forth in the Substitution Agreement.

     6. The parties acknowledge and agree that the partial termination of the Master Lease with respect to the Released Premises accomplished by this Amendment shall have no effect on the Remaining Premises, the Substitute Premises and/or the Master Lease as it applies to such Remaining Premises and Substitute Premises, and an appropriate notation of the removal of the Released Premises and the addition of the Substitute Premises shall be made by Lessor to Exhibit A and Exhibit A-1 of the Master Lease and Lessee shall be deemed to request Lessor to make such notation, deleting the Released Premises from, and adding the Substitute Premises to, such Exhibit A and Exhibit A-1 and thereafter no further amendment, modification or change shall be required to be made to the Master Lease.



                                     3

     7. This Amendment sets forth all of the terms, conditions and understandings between Lessor and Lessee with respect to the amendment of the Master Lease with respect to the Released Premises and the Substitute Premises, and there are no terms, conditions or understandings, either oral or written, between the parties hereto with regard to the amendment of the Master Lease other than as set forth herein. No alteration, amendment, change or addition to this Amendment shall be binding unless reduced to writing and signed by all of the parties hereto.

     8. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     9. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be duly executed as of the Effective Date.

                                      LESSOR:

                                      SHONEY'S PROPERTIES GROUP 3, LLC, a
                                      Delaware limited liability company

                                      By: Shoney's, Inc., a Tennessee
                                          corporation, its managing member

                                      By  /s/ Donna M. Adams
                                          ----------------------------------
                                      Printed Name  Donna M. Adams
                                                    ------------------------
                                      Its  Vice President - Tax
                                           ---------------------------------


                                      LESSEE:

                                      SHONEY'S, INC., a Tennessee corporation


                                      By  /s/ Donna M. Adams
                                          ----------------------------------
                                      Printed Name   Donna M. Adams
                                                     -----------------------
                                      Its  Vice President - Tax
                                           ---------------------------------







                                     4

STATE OF TENNESSEE
COUNTY OF DAVIDSON

     Before me, the undersigned, a Notary Public of the state and county mentioned, personally appeared Donna M. Adams, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged herself to be the Vice President - Tax of Shoney's, Inc., a Tennessee corporation and the managing member of Shoney's Properties Group 3, LLC, the within named bargainor, a Delaware limited liability company, and that she as such Vice President - Tax of the managing member of Shoney's Properties Group 3, LLC, executed the foregoing instrument for the purpose therein contained, by personally signing the name of Shoney's Properties Group 3, LLC, by herself as Vice President - Tax of the managing member.

     Witness my hand and seal, at office in Nashville, Tennessee this 21 day of November, 2001.

                                           /s/ Monica A. Carlson
                                           ----------------------------------
                                           Name: Monica A. Carlson
                                                 ----------------------------
                                           Notary Public
                                                           [SEAL]

My Commission Expires: Jan. 25, 2003
                       -------------





                                     5


STATE OF TENNESSEE
COUNTY OF DAVIDSON

     Before me, the undersigned, a Notary Public of the state and county mentioned, personally appeared Donna M. Adams, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged herself to be the Vice President - Tax of Shoney's, Inc., the within named bargainor, a corporation, and that she as such Vice President - Tax, executed the foregoing instrument for the purpose therein contained, by personally signing the name of the corporation by herself as Vice President - Tax.

     Witness my hand and seal, at office in Nashville, Tennessee this ____ day of November, 2001.

                                           /s/ Monica A. Carlson
                                           ---------------------------------
                                           Name: Monica A. Carlson
                                                 ---------------------------
                                           Notary Public

                                                           [SEAL]
My Commission Expires: Jan. 25, 2003
                       -------------






                                     6

EXHIBIT A - LEGAL DESCRIPTION OF RELEASED PREMISES

EXHIBIT B - LEGAL DESCRIPTION OF SUBSTITUTE PREMISES

Omitted due to immateriality.